                                                                EXHIBIT 10.38

                      CONSENT, WAIVER AND FOURTH AMENDMENT
                               TO CREDIT AGREEMENT


                  This Consent, Waiver and Fourth Amendment to Credit Agreement (the "FOURTH AMENDMENT") dated as of December 21, 1999 is by and among BMC Industries Inc., a Minnesota corporation (the "BORROWER"), Bankers Trust Company, a New York banking corporation, as administrative agent for the Lenders hereunder (in such capacity individually, the "AGENT") and as a Lender, Bank One, f/k/a/ The First National Bank of Chicago, (as assignee of NBD Bank) as documentation agent and as a Lender and the several banks and other financial institutions signatory below.

                                R E C I T A L S:

                  WHEREAS, the Borrower, the Agents and various lending institutions (the "LENDERS") are parties to an Amended and Restated Credit Agreement dated as of June 25, 1998 (as heretofore and hereafter amended, restated, supplemented or otherwise modified, the "CREDIT AGREEMENT"), pursuant to which the Lenders have made and may hereafter make loans, advances and other extensions of credit to the Borrower;

                  WHEREAS, the Borrower has requested pursuant to SECTION 4.1(a) of the Credit Agreement that $30,000,000 of Revolving Commitments be terminated on December 30, 1999;

                  WHEREAS, the Borrower desires to restructure its European operations under one overall ownership within the affiliated group pursuant to the transactions described on EXHIBIT A attached hereto (the "EUROPEAN REORGANIZATION") and the Agent and the Majority Lenders are agreeable to the same, subject to the terms and conditions hereof;

                  WHEREAS, this Fourth Amendment shall constitute a Loan Document and these Recitals shall be construed as part of this Fourth Amendment;

                  NOW, THEREFORE, in consideration of the foregoing and the agreements, promises and covenants set forth below, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  1. DEFINITIONS. Capitalized terms used but not otherwise defined in this Fourth Amendment shall have the meanings ascribed to them in the Credit Agreement.

                  2. AMENDMENT TO THE CREDIT AGREEMENT. Subject to the conditions of this Fourth Amendment, the Credit Agreement is hereby amended as follows:

                  (a) DEFINITION OF PERMITTED INVESTMENT. The definition of "Permitted Investment" contained in SECTION 1.1 of the Credit Agreement is amended by inserting the following new clauses (xii) and (xiii) immediately following clause (xi) thereof:

                  (xii) Investments by Buckbee-Mears European Holding Company B.V. ("BV2") in that certain Note A dated as of December 22, 1999 by Buckbee-Mears Deutschland Holding GmbH in favor of the Borrower and assigned to BV2 in the original principal amount of 77,000,000 Euro;

                  (xiii) Investments by the Borrower in that certain Note B dated as of December 22, 1999 by Buckbee-Mears Holding Company B.V. in favor of the Borrower in the original principal amount of 77,000,000 Euro ("Note B");

                  (b) DEFINITION OF EUROPEAN REORGANIZATION. SECTION 1.1 of the Credit Agreement is amended by inserting a new defined term "European Reorganization" in alphabetical order therein, which definition reads as follows:

                  "EUROPEAN REORGANIZATION" has the meaning assigned to that term in that certain Consent, Waiver and Fourth Amendment to Credit Agreement dated as of December 21, 1999 by and among the Borrower, the Agent and the Lenders signatory thereto.

                  (c) SECTION 7.13. The Credit Agreement is amended by inserting a new SECTION 7.13 which reads as follows:

                  7.13 PLEDGE OF BV1. Borrower shall, as soon as practicable, but in any event not later than January 31, 2000 (subject to extension in the reasonable discretion of the Agent), pledge 65% of the issued and outstanding Capital Stock of Buckbee-Mears Holding Company B.V., to the Collateral Agent for the benefit of the Secured Creditors pursuant to documentation reasonably satisfactory to the Agent, including, without limitation, an opinion of counsel (if requested by Agent).

                  (d) SECTION 8.4. SECTION 8.4 of the Credit Agreement is amended by deleting the "." at the conclusion of clause (c) thereof and inserting in lieu thereof a ";" and by inserting the following clause (d):

                  (d)      Borrower may carry out the European Reorganization.

                  3. WAIVER. The Majority Lenders hereby waive compliance with the requirements of SECTION 8.7 with respect to determinations of fair market value as such Section relates to the European Restructuring.

                  4. CONSENT. The Majority Lenders hereby consent to the execution of the Amended and Restated Pledge Agreement in the form of EXHIBIT B attached hereto and consent to the release of the pledge of the Pledge Agreement.

                  5. CONDITIONS PRECEDENT. Notwithstanding any other provision contained in this Fourth Amendment or any other document, the effectiveness of this Fourth Amendment is expressly conditioned upon the satisfaction of each matter set forth in this SECTION 5, all in form and substance acceptable to the Agent in its sole and absolute discretion:

                  (a) FOURTH AMENDMENT. The Agent shall have received a duly executed copy of this Fourth Amendment signed by the Borrower, the Agent and the Majority Lenders.


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

                  (b) PLEDGE AGREEMENT. The Agent shall have received a duly executed copy of the Amended and Restated Pledge Agreement in the form of EXHIBIT B attached hereto signed by the Borrower and the Agent together with the original Note B endorsed in blank.

                  (c) SECRETARY'S CERTIFICATE. A certificate executed by the secretary or any assistant secretary of the Borrower certifying to and attaching resolutions of the Borrower's board of directors authorizing the execution and delivery of this Fourth Amendment, the other documents contemplated thereby and the European Restructuring and certifying that the by-laws and articles of incorporation of the Borrower have not been amended or otherwise modified since June 25, 1998.

                  (d) WARRANTIES AND REPRESENTATIONS. All of the warranties and representations of the Borrower contained in the Credit Agreement and in the other Loan Documents (including, without limitation, in this Fourth Amendment) shall be true and correct in all material respects on and as of the date first written above (except those representations and warranties made expressly as of a different date, which representations and warranties shall have been true and correct in all material respects as of such prior date). The Borrower hereby represents and warrants that the execution, delivery and performance of this Fourth Amendment and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action and this Fourth Amendment is a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except as the enforcement thereof may be subject to (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law). In furtherance of the foregoing, the Borrower hereby represents and warrants that as of the date first written above each of the conditions precedent contained in this
SECTION 5 has been fully satisfied in accordance with the express terms thereof.

                  (e) NO EVENT OF DEFAULT. Except as expressly waived herein, no Event of Default shall have occurred and be continuing as of the date first written above, or, will occur after giving effect to this Fourth Amendment in accordance with its terms.

                  (f) NO LITIGATION. No litigation, investigation, proceeding, injunction, restraint or other action shall be pending or threatened against the Borrower or any Affiliate of the Borrower, or any officer, director, or executive of any thereof, which restrains, prevents or imposes adverse conditions upon, or which otherwise relates to, the execution, delivery or performance of this Fourth Amendment.

                  (g) AMENDMENT FEE. Borrower shall have paid to Agent, for the benefit of those Lenders who have delivered a signature page executed by such Lender to Winston & Strawn by 6:00 p.m. (Chicago time) on Tuesday, December 21, 1999, an amendment fee equal to five basis points of the post-reduction Revolving Commitment amounts of said Lenders.

                  7. LIMITATION OF FOURTH AMENDMENT. The parties hereto agree and acknowledge that nothing contained in this Fourth Amendment in any manner or respect limits or terminates any of the provisions of the Credit Agreement or any of the other Loan Documents other than as expressly set forth herein and further agree and acknowledge that the Credit

Agreement (as amended hereby) and each of the other Loan Documents remain and continue in full force and effect and are hereby ratified and confirmed. Except to the extent expressly set forth herein, the execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any rights, power or remedy of the Lenders or the Agent under the Credit Agreement or any other Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document. No delay on the part of any Lender or the Agent in exercising any of their respective rights, remedies, powers and privileges under the Credit Agreement or any of the Loan Documents or partial or single exercise thereof, shall constitute a waiver thereof. None of the terms and conditions of this Fourth Amendment may be changed, waived, modified or varied in any manner, whatsoever, except in accordance with SECTION 11.1 of the Credit Agreement.

                  8. COSTS, EXPENSES AND TAXES. Pursuant to SECTION 11.4 of the Credit Agreement, the Borrower agrees to pay on demand all costs and expenses of the Lenders and the Agent in connection with the preparation, execution and delivery of this Fourth Amendment including the reasonable fees and out-of-pocket expenses of counsel to the Agent with respect thereto.

                  9. EXECUTION IN COUNTERPARTS. This Fourth Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

                  10. GOVERNING LAW. THIS FOURTH AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE INTERNAL CONFLICTS OF LAWS PROVISIONS THEREOF.

                  11. HEADINGS. Section headings in this Fourth Amendment are included herein for convenience of reference only and shall not constitute a part of this Fourth Amendment for any other purposes.




                                    * * * *
                           [Signature page follows]

                  IN WITNESS WHEREOF, this Fourth Amendment has been duly executed as of the date first written above.

BMC INDUSTRIES INC.                              HARRIS TRUST AND SAVINGS BANK


By:  /s/Bradley D. Carlson                       By:   /s/Catherine C. Ciolek
    -----------------------                            ------------------------
Name:   Bradley D. Carlson                       Name:   Catherine C. Ciolek
       --------------------                            ------------------------
Title:    Treasurer                              Title:   Vice President
       --------------------                            ------------------------


BANKERS TRUST COMPANY, in its
individual capacity, as Administrative Agent     WACHOVIA BANK, N.A.

By:   /s/Robert R. Telesca                       By:   /s/Walter R. Gillikin
    ---------------------------                        -----------------------
Name:   Robert R. Telesca                        Name:   Walter R. Gillikin
      -------------------------                        -----------------------
Title: Assistant Vice President              Title:    Senior Vice President
       ------------------------                        -----------------------

BANK ONE, in its individual capacity and         UNION BANK OF CALIFORNIA
as Documentation Agent

By:   /s/Jenny A. Gilpin                         By:  /s/Susan D. Biba
      -----------------------                        -----------------------
Name:   Jenny A. Gilpin                          Name:   Susan D. Biba
      -----------------------                          ---------------------
Title:  First Vice President                  Title:  Vice President
       ----------------------                        -----------------------

U.S. BANK NATIONAL ASSOCIATION                   CREDIT AGRICOLE INDOSUEZ

By:   /s/David Shapiro                           By:   /s/Susan Knight
    ------------------------------                   -------------------------
Name:     David Shapiro                          Name:   Susan Knight
      ----------------------------                     -----------------------
Title:    Assistant Vice President               Title:  Vice President
       ---------------------------                      ----------------------
WELLS FARGO BANK, NATIONAL
ASSOCIATION
                                                 By:    /s/David Bouhl
                                                     ------------------------
By:   /s/Robert Carino                           Name:   David Bouhl
    -----------------------                            ----------------------
Name:   Robert Carino                            Title:  First Vice President,
      ---------------------                              Managing Director
Title:   Vice President                                ----------------------
       --------------------

                                    EXHIBIT A

                  The Borrower will form a Dutch holding company, Buckbee-Mears Holding Company B.V. ("BV 1"). BV 1 will then form a second Dutch company, Buckbee-Mears European Holding Company B.V. ("BV 2").

                  The Borrower will contribute Vision-Ease France SAS ("VEF") to BV 1. Vision-Ease Lens, Inc. ("VEL") will sell Vision-Ease Europe Limited ("VEE") to BV 1. BV 1 will contribute VEE and VEF to BV 2.

                  The German ophthalmic laboratory will be established in Vision-Ease Deutschland GmbH ("VED") as a subsidiary of the Borrower.

                  The Borrower will sell VED and Buckbee-Mears Europe GmbH to a newly formed German holding company, Buckbee-Mears Deutschland Holding GmbH ("BMDH"), for a combination of additional equity and a note (Note A). The Borrower will contribute BMDH to BV 1 and will sell Note A to BV 1 in exchange for a note (Note B). BV 1 will contribute BMDH and Note A to BV 2.








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